                                  EXHIBIT 99.7

                               SECURITY AGREEMENT
                   (from Option Technologies Interactive LLC)

          AGREEMENT (this "AGREEMENT"), dated as of November 18, 2005, by and among: OPTION TECHNOLOGIES INTERACTIVE LLC ("OTI" or the "GRANTOR"), a Florida
limited liability company; FLEXNER WHEATLEY & ASSOCIATES ("FWA"), a Nevada corporation; and MEETINGNET INTERACTIVE, INC. ("MEETINGNET"), a Florida
corporation. FWA and MeetingNet are referred to herein collectively as the
"SECURED PARTIES" and each a "SECURED PARTY." The Grantor and the Secured
Parties are referred to herein collectively as the "PARTIES" and each as a
"PARTY."

          WHEREAS, National Auto Credit, Inc. ("NAC") and the Secured Parties
entered into a certain Membership Interest Purchase Agreement (the "PURCHASE
AGREEMENT"), dated as of even date herewith, pursuant to which (i) the parties thereto agreed, inter alia, upon the terms and subject to the conditions set forth therein, that NAC would acquire from the Secured Parties all of the units and membership interests in the Grantor (such acquisition, the "PURCHASE") and
(ii) upon the closing of the transactions contemplated thereby, NAC has acquired all of the units and membership interests in the Grantor (such units and membership interests, the "INTERESTS");

          WHEREAS, as provided in and contemplated by the Purchase Agreement,
NAC issued certain Promissory Notes (as defined in the Purchase Agreement) in partial payment for the purchase of the Interests;

          WHEREAS, as a condition to the consummation of the Purchase, the
Secured Parties required that, upon consummation of the Purchase, the Grantor would guaranty the obligations of NAC under the Promissory Notes, and accordingly, the Grantor has entered into a certain Surety Agreement (the
"SURETY AGREEMENT"), dated as of even date herewith, pursuant to which the
Grantor has provided such guaranty;

          WHEREAS, as a condition to the consummation of the Purchase, the
Secured Parties have also required that, as provided for herein, the Grantor secure its obligations under the Surety Agreement; and

          WHEREAS, in order to fulfill such condition, the Grantor has agreed, as provided for herein, to secure payment of its obligations under the Surety
Agreement with a security interest in its assets;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties, intending to be legally bound hereby, agree as follows:

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          1. DEFINITIONS. When used in this Agreement, the following terms shall have the following respective meanings (it being agreed and understood that terms used herein and defined in the Uniform Commercial Code as adopted in the
State of New York and in effect at the relevant time (the "UCC") are, unless otherwise provided herein or the context otherwise requires, used herein with the same respective meanings as ascribed thereto under the UCC):

          (A) "AGREEMENT" means this Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

          (B) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are required or authorized to be closed.

          (C) "COLLATERAL" of the Grantor means all of the Grantor's right, title and interest in and to its assets and property of any nature whatsoever, tangible or intangible, including, without limitation, all of the following property, whether any such property is now existing or hereafter created or acquired:

          (i) all Inventory (as hereinafter defined);

          (ii) all accounts, accounts receivable, contract rights for monies due or to become due to the Grantor, and chattel paper, regardless of whether or not they constitute proceeds of other Collateral;

          (iii) all obligations for monies due or to become due to the Grantor or owing to the Grantor of every kind and nature, and all choses in action;

          (iv) all securities (whether or not certificated);

          (v) all equipment;

          (vi) all fixtures, furniture and furnishings;

          (vii) all trademarks, trade names, logos, designs, patents, copyrights, applications for any of the foregoing, know-how, computer software (including, without limitation, source and object codes) and other intellectual property of any type or nature whatsoever;

          (viii) all Contract Rights (as hereinafter defined);

          (ix) all products and proceeds (including, without limitation, proceeds of any insurance or under any surety or similar arrangement)
          of any of the foregoing of every kind and nature and in whatever form, including, without limitation, both cash and non-cash proceeds resulting or arising from the rendering of services

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          by the Grantor or the sale or other disposition by the Grantor of
          Inventory or other Collateral; and

          (x) all books and records relating to any of the foregoing or otherwise relating to the conduct of the Grantor's business, including, without in any way limiting the generality of the foregoing, those relating to its accounts.

          (D) "CONTRACT RIGHTS" means rights of the Grantor to payment under contracts or other agreements (whether or not written) not yet earned by performance and not evidenced by instruments or chattel paper.

          (E) "DEBTOR" means any of the Grantor's customers or clients who or that are indebted to the Grantor.

          (F) "DEFAULT" means (i) the occurrence and continuance of an Event of
Default under and pursuant to one or more of the Promissory Notes and the failure or refusal of the Grantor to perform its obligations under the Surety
Agreement or (ii) the occurrence of a material default by the Grantor of any of its obligations under this Agreement, which default continues for thirty (30)
days after the Grantor and NAC shall have received written notice from the
Secured Parties setting forth such default in reasonable detail and demanding its cure.

          (G) "INVENTORY" shall include, without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held by the Grantor for sale or other disposition, and also including any returned Inventory, all products of and accessions to Inventory and including documents of title, whether negotiable or nonnegotiable, representing any of the foregoing.

          (H) "LIEN" means any lien, security interest, pledge, competing claim or other encumbrance of any type or nature whatsoever.

          (I) "PERMITTED LIEN" means any of the following: (i) any Lien in favor of either or both of the Secured Parties; (ii) any Lien for taxes or other assessments not yet due and payable; (iii) any Lien existing on or as of the date of this Agreement; (iv) deposits, pursuant to any lease or otherwise; (v)
any bailment or similar arrangement; (vi) any Lien consented to by the Secured
Parties; (vii) any lease, license or similar arrangement; (viii) Liens (not otherwise included as a "Permitted Lien") in an aggregate amount not exceeding one hundred thousand dollars ($100,000); and (ix) any Lien being contested in good faith by or on behalf of the Grantor; provided, however, that "Permitted
Liens" shall not include any Lien granted by NAC without the written approval of the Secured Parties.

          (J) "PERSON" means any individual, firm, corporation, limited liability company, partnership (limited or general), trust, association, government, governmental body or agency or any other business, legal, governmental or sovereign entity or body.

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          (K) "SECURED OBLIGATIONS" has the meaning assigned to such term in
Section 4 hereof.

          (L) "TERMINATION DATE" means the date upon which the first of the following events shall have occurred: (a) the Secured Obligations shall have been paid or otherwise discharged; or (b) the date as of which NAC shall have provided the Secured Parties with substitute collateral in accordance with and as contemplated by Section 9 of the NAC Security Agreement.

          (M) "UCC" means the Uniform Commercial Code as adopted in the State of
New York.

All other capitalized terms used herein and defined in the Purchase Agreement are used herein with the respective meanings ascribed to them in the Purchase
Agreement, unless otherwise defined herein or the context herein otherwise requires.

          2. REPRESENTATIONS AND WARRANTIES OF THE GRANTOR. The Grantor
represents and warrants to the Secured Parties as follows:

          (A) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, NAC owns beneficially and of record all of the Interests;

          (B) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, the Grantor has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and the Grantor is duly authorized and empowered to enter into and perform this Agreement;

          (C) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, all limited liability company and other actions necessary or appropriate on the part of the Grantor to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize the Grantor to enter into and perform this Agreement have been obtained and remain in full force and effect; and

          (D) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, this Agreement has been duly executed and delivered by the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity.

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          3. REPRESENTATIONS AND WARRANTIES OF THE SECURED PARTIES. Each Secured
Party represents and warrants to the Grantor as follows:

          (A) such Secured Party has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and such Secured
Party is duly authorized and empowered to enter into and perform this Agreement;

          (B) all actions necessary or appropriate on the part of such Secured
Party to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize such Secured Party to enter into and perform this Agreement have been obtained and remain in full force and effect; and

          (C) this Agreement has been duly executed and delivered by such
Secured Party and constitutes a valid and binding obligation of such Secured
Party, enforceable against such Secured Party in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity.

          4. GRANT OF SECURITY INTEREST. In order to secure the full and timely payment and performance of the Grantor's obligations under and pursuant to the
Surety Agreement and the Grantor's obligations to repay the Book Value Loan
(such obligations, collectively, the "SECURED OBLIGATIONS"), the Grantor hereby unconditionally and irrevocably grants, conveys and assigns to the Secured
Parties a perfected first priority security interest in and to, and a lien on, the Grantor's right, title and interest in and to all of the Grantor's
Collateral (subject, however, to any Permitted Liens).

          5. COVENANTS AS TO COLLATERAL AND RELATED MATTERS. The Grantor
covenants and agrees with the Secured Parties as follows:

          (A) Without the prior written consent of the Secured Parties, the
Grantor will not, prior to the Termination Date, (i) pledge or otherwise encumber any of its rights in or to any of the Collateral, except in favor of the Secured Parties as provided herein or in accordance with the ordinary course of the Grantor's business (provided, however, that the grant of any Permitted
Lien shall not be deemed a violation of this Agreement) or (ii) other than in the ordinary course of business, sell, assign, transfer or otherwise dispose of any of its rights in or to any of the Collateral.

          (B) Prior to the Termination Date, the Grantor will, at its sole cost and expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Secured Parties may from time to time reasonably request in order

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to ensure to the Secured Parties the benefits in and to the Collateral intended to be created by this Agreement.

          (C) Upon the Grantor's acquisition prior to the Termination Date of any interest in Contract Rights (but excluding purchase orders), it shall in writing immediately notify the Secured Parties thereof specifically identifying the same as Contract Rights, and except for such Contract Rights, no part of the
Collateral (or the validity or enforceability by the Secured Parties thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever.

          (D) Prior to the Termination Date, the Grantor will warrant and defend the Secured Parties' right to and interest in the Grantor's Collateral against all claims and demands of all other Persons whatsoever (exclusive of any Person holding a Permitted Lien). Without limiting the generality of the foregoing, prior to the Termination Date the Grantor shall not, other in the ordinary course of business, grant, or allow or permit to exist, any Lien on or with respect to the Collateral (or any part or portion thereof), other any Permitted
Liens.

          (E) Prior to the Termination Date, the Grantor shall promptly make, stamp or record such entries or legends on the Grantor's books and records or on any of the Collateral as the Secured Parties may from time to time reasonably request in order to indicate and disclose that the Secured Parties have a security interest in such Collateral.

          (F) Prior to the Termination Date, the Grantor shall hold all of its books and records relating to its Collateral segregated from all of the
Grantor's other books and records in a manner reasonably satisfactory to the
Secured Parties and shall deliver to the Secured Parties from time to time after the occurrence and during the continuance of any Default, promptly at the written request of the Secured Parties, all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Grantor will deliver to the Secured Parties promptly following their written request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Grantor's Collateral and such schedules of Inventory, schedules of accounts and such other writings as the Secured Parties may in their reasonable discretion deem to be necessary to evidence the Secured Parties' security interest in the Grantor's Collateral or in order otherwise to monitor and/or preserve such Collateral.

          (G) The Grantor shall at any time and from time to time prior to the
Termination Date take such steps as the Secured Parties may reasonably request for the Secured Parties (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Secured Parties, of any bailee having possession of any of the Grantor's Collateral that the bailee holds such Collateral for the
Secured Parties, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights

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or electronic chattel paper (as such terms are defined in the UCC relating to what constitutes "control" for such items of such Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Secured Parties, and (iii) otherwise to insure the continued
perfection and priority of the Secured Parties' security interest in any of such
Collateral and of the preservation of their rights therein.

          (H) The Secured Parties and their accountants, appraisers and other representatives, at any time and from time to time prior to the Termination
Date, shall have the right, after reasonable notice, and the Grantor will permit them:

          (i) to examine, check, make copies of or extracts from any of the
          Grantor's books, records and files (including, without limitation, orders and original correspondence);

          (ii) to inspect and examine the Grantor's Collateral and to check and test the same as to quality, quantity, value and condition; and

          (iii) to verify the Grantor's Collateral or any portion or portions thereof and/or the Grantor's compliance with the provisions of this
          Agreement.

          (I) Prior to the Termination Date, the Grantor shall, as from time to time reasonably requested in writing by the Secured Parties, take all such actions and steps as may be necessary to perfect and maintain the perfection of the security interest in the Grantor's Collateral granted pursuant to this
Agreement. Without limiting the generality of the foregoing, as soon as possible, and in any event within five (5) Business Days, following the execution and delivery of this Agreement, the Grantor shall execute and file, or cause to be filed, financing statements (in a form reasonably acceptable to the
Grantor) in such appropriate offices as may be reasonably requested by the
Secured Parties. Additionally, within five (5) Business Days following the execution and delivery of this Agreement, and thereafter promptly (and in any event within five (5) Business Days) after any written request therefor from the
Secured Parties, the Grantor shall provide to the Secured Parties a copy of the results of a current uniform commercial code, tax and lien search of the Grantor in each of such appropriate offices and in each other location reasonably requested by the Secured Parties.

          (J) Prior to the Termination Date, the Grantor shall maintain all equipment included in its Collateral in proper working order and repair (normal wear and tear and obsolescence excepted).

          (K) Prior to the Termination Date, the Grantor shall have and maintain, or cause to be maintained, insurance with respect to the Grantor's
Collateral against such risks, and in such form, for such periods, and written by such companies as the Secured Parties may reasonably request (provided that insurance shall not be required to exceed the insurance maintained by the
Grantor prior to the consummation of the Purchase). All policies of such insurance shall have endorsed a loss payable clause

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evidencing the Secured Parties and shall be reasonably acceptable to the Secured
Parties. The Grantor will promptly provide the Secured Parties, if requested in writing, with the original policies or certificates of such insurance. The
Grantor shall promptly notify the Secured Parties of any loss or damage that may occur to such Collateral. All proceeds of any insurance on such Collateral shall constitute a part of the Grantor's Collateral; provided, however, that such proceeds may be applied from time to time for the purpose of paying the reasonable cost of replacing, repairing or restoring any property that has been lost or damaged.

          (L) In order to preserve the condition and/or value of the Grantor's
Collateral, the Secured Parties may, at their option, from time to time prior to the Termination Date, discharge Liens (other than Permitted Liens) on any of such Collateral, or take any other action that the Secured Parties may reasonably deem proper to repair, maintain or preserve any of such Collateral.

          (M) Whenever prior to the Termination Date the Secured Parties reasonably deem it desirable that any legal action be instituted with respect to any of the Grantor's Collateral or that any other action be taken in an attempt to effectuate collection of any of the Grantor's Collateral, the Secured Parties
may reassign the item in question to the Grantor (and if the Secured Parties shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Secured Parties in any event) and require the Grantor to proceed with such legal or other action at the Grantor's sole liability, cost and expense, in which event all amounts collected by the Grantor on such item shall nevertheless be subject to the provisions of this Agreement.

          6. EXERCISE OF CERTAIN RIGHTS BY THE SECURED PARTIES DURING DEFAULT.

          (A) Except after and during the continuation of any Default, the
Grantor may hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of its Inventory for fair consideration, all in the ordinary course of the Grantor's business consistent with past practice, excluding, however (but without limiting the generality of the foregoing), sales to creditors or in bulk or sales or other dispositions occurring under circumstances that would create any Lien (other than a Permitted
Lien) or other interest adverse to the Secured Parties' security interest or other rights hereunder in the proceeds resulting therefrom. Except after and during the continuation of any Default, the Grantor may also receive from the
Debtors all amounts due as proceeds of any of its Collateral.

          (B) Unless a Default shall have occurred and be continuing, all proceeds of and collections of any of the Grantor's Collateral may be retained by the Grantor and shall be used solely for the ordinary and usual operation of the Grantor's business. From and after notice by the Secured Parties following and during the continuation of a Default, all proceeds of and collections of the
Grantor's Collateral shall be held in trust by the Grantor for the Secured
Parties and shall not be commingled with the Grantor's other funds or deposited in any bank account of the Grantor; and after and during the continuation of any
Default, the Grantor agrees to deliver to the Secured Parties on the

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dates of receipt thereof by the Grantor duly endorsed to the Secured Parties or to bearer, or assigned to the Secured Parties, as may be appropriate, all proceeds of the Grantor's Collateral in the identical form received by the
Grantor.

          (C) Except after and during the continuation of any Default, the
Grantor may grant such allowances or other adjustments to the Debtors (exclusive of extending the time for payment of any item that shall not be done without first obtaining the Secured Parties' written consent in each instance, which consent shall not be unreasonably withheld or delayed) as the Grantor may deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the
Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory).

          (D) Except as otherwise expressly provided in Section 7 below, the
Secured Parties shall bear any costs and expenses related to or associated with their exercise of any rights, benefits or remedies hereunder (including, without limitation, any rights, benefits or remedies set forth in Section 5 above)
except those costs and expenses that are incurred after and during the continuation of a Default.

          (E) Notwithstanding anything contained herein to the contrary, the
Grantor shall not be deemed in breach or violation of this Agreement on account of any act or occurrence that would otherwise constitute a breach or violation hereof (a "VIOLATION EVENT") where such Violation Event occurred (i) as a consequence of any act or omission of the Principal or either Consultant or any of the employees, agents and representatives of either Secured Party or (ii) as a consequence of any act or omission of the Grantor or any of its employees, agents and representatives during the period the Principal or either Consultant is managing or directing the day-to-day operations or business of the Grantor, in each case unless such act is performed, or such omission is omitted, at the express direction of NAC or any senior executive officer of NAC.

          7. THE SECURED PARTIES MAY PERFORM. If the Grantor fails to perform any obligation undertaken by it hereunder (a "GRANTOR OBLIGATION") and such failure to perform shall continue for thirty (30) Business Days after the
Grantor and NAC has received written instructions from the Secured Parties setting forth in reasonable detail such obligation and demanding its performance, the Secured Parties (in their sole and absolute discretion) may, but shall not be obligated to, themselves perform, or cause performance of, such obligation, and the reasonable expenses of the Secured Parties incurred in connection therewith shall be payable by the Grantor upon demand.
Notwithstanding anything contained herein to the contrary, the Secured Parties shall not be entitled to exercise any right granted to them pursuant to this
Section 7 to perform or cause the performance of any Grantor Obligation (or to seek reimbursement or payment for any expenses incurred in connection therewith)
if the non-performance of such Grantor Obligation was (i) a consequence of any act or omission of the Principal or either Consultant or of any of the employees, agents and representatives of any Secured Party or (ii) a consequence of any act or omission of the Grantor or any of its employees, agents and representatives during the period the Principal or either

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Consultant is managing or directing the day-to-day operations or business of the
Grantor.

          8. REMEDIES UPON DEFAULT. If a Default shall have occurred and be continuing:

          (A) At the election of the Secured Parties, all of the Secured
Obligations shall become immediately due and payable.

          (B) The Secured Parties may exercise in respect of the Collateral of the Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in case of a default by a debtor under the UCC, and the Secured Parties may also, without notice except as specified below, sell such Collateral or any part or portion thereof in one or more parcels at public or private sale, at any exchange or broker's board, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable.

          (C) Any cash held by the Secured Parties (or either of them) as
Collateral and all cash proceeds received by the Secured Parties (or either of them) in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Secured Parties:

          (i) First, to the payment of the reasonable costs and expenses of the
          Secured Parties in enforcing their rights under this Agreement, including, without limitation, reasonable attorneys' fees;

          (ii) Next, to the Secured Parties, for the satisfaction and payment in full of the Secured Obligations then due and owing; and

          (iii) Finally, after satisfaction and payment in full of all the
          Secured Obligations then due and owing, to the payment to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          (D) The Grantor, at its sole cost and expense, shall promptly take all steps and actions reasonably requested from time to time by the Secured Parties to marshal the Grantor's Collateral (or any specified part or portion thereof)
at the address of the Grantor and/or at such other location or locations as the
Secured Parties may reasonably request.

          (E) At the expiration of such period of time after receipt by the
Secured Parties as is reasonably sufficient to allow for clearance or payment of any items, the cash proceeds of the Grantor's Collateral shall (subject to the prior application thereof in accordance with the foregoing subsection (C), be credited against the Secured Obligations, it being specifically understood and agreed, however, that an account receivable, Contract Right, general intangible, negotiable or non-negotiable instrument

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(other than a check), or other non-cash proceeds shall not be so credited until actual payment thereof.

          (F) The Secured Parties may notify all or any of the Debtors of their security interest in the Collateral and collect all amounts due thereon; and the
Grantor agrees, at the request of the Secured Parties at any time following and during the continuation of a Default, to notify all or any of the Grantor's
Debtors in writing of the Secured Parties' security interest in the Grantor's
Collateral in whatever manner the Secured Parties reasonably request and, if the
Secured Parties so request, to permit the Secured Parties to mail such notices at the Grantor's expense.

          (G) Anything contained herein to the contrary notwithstanding, the
Secured Parties may (to the extent permitted by applicable law) exercise all rights and remedies available to them pursuant hereto or under law, which remedies shall be deemed cumulative and not exclusive.

          9. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing first priority security interest in all of the Collateral of the
Grantor and shall (a) remain in full force and effect until indefeasible payment in full of the Secured Obligations has been made, (b) continue to be effective or be reinstated, as the case may be, if at any time payment of the Secured
Obligations, or any part or portion thereof, is rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured
Obligations, all as though such payment or performance had not been made, (c) be binding upon the Grantor and its successors and assigns, and (d) inure, together with the rights and remedies of the Secured Parties pursuant hereto, to the benefit of the Secured Parties and their successors, transferees and permitted assigns. Upon the payment in full of all of the Secured Obligations or, if earlier, upon the Termination Date, the Grantor shall be entitled to the return, upon its request, of such of the Collateral of the Grantor as shall not have been sold or otherwise applied pursuant to the terms hereof, and to the prompt release by the Secured Parties of the Lien and security interest granted to them hereunder.

          10. MODIFICATION OF THE SECURED OBLIGATIONS. The Grantor consents and agrees that the Secured Parties may at any time, or from time to time, in their sole and absolute discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured
Obligations and (b) exchange, release and/or surrender all or any of the
Collateral, or any part(s) thereof, by whomsoever deposited, that is now or may hereafter be held by the Secured Parties; all in such manner and upon such terms as the Secured Parties may deem proper, and without notice to or further assent from the Grantor except as provided for herein or in the Surety Agreement, it being hereby agreed that the Grantor shall be and remain bound by this
Agreement, irrespective of the existence, value or condition of any of the
Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the obligations of the Grantor under the Surety Agreement may, at any time exceed the aggregate principal amount of the Promissory Notes.

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          11. SECURITY INTEREST GRANTED. This Agreement is intended to be a security agreement pursuant to the UCC for each of the items specified herein as constituting the Collateral of the Grantor. The Grantor hereby grants to the
Secured Parties a security interest in said items. The Grantor agrees, as from time to time reasonably requested in writing by the Secured Parties, to execute and file financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement, and do whatever may be necessary under the applicable UCC in the appropriate state to perfect and continue the
Secured Parties' security interest in the Collateral of the Grantor, all at the expense of the Grantor. The Parties agree that such financing statements will be filed in the name of the Secured Parties. The Grantor shall pay all costs of filing such financing statements covering any of its Collateral and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements reasonably requested by the Secured Parties. Without the prior written consent of the Secured Parties, Grantor shall not create or allow to be created, pursuant to the UCC, any other security interest in its Collateral (except for
Permitted Liens) senior in priority to that of the Secured Parties. Upon the occurrence and during the continuation of a Default, the Secured Parties shall have the remedies of a secured party under the UCC and, at the Secured Parties'
option, may also invoke any other remedy provided for in this Agreement. In exercising any of said remedies, the Secured Parties may, at their sole option, utilize an agent and may proceed against any part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of the Secured Parties' remedies under the UCC.

          12. RIGHT TO SUBSTITUTE COLLATERAL. Upon at least ten (10) days' prior written notice to the Secured Parties, the Grantor may, in lieu and substitution for the collateral otherwise provided for herein, provide Substitute Collateral
(as hereinafter defined) as security for the Secured Obligations hereunder, and in such event the Secured Parties shall take such actions as the Grantor may reasonably request (including, without limitation, the execution and filing of appropriate UCC-3's termination statements) confirming and/or effecting the release of the collateral for which the Substituted Collateral is being substituted, and upon such substitution of collateral, the term "COLLATERAL," as used herein, shall refer to the Substituted Collateral. As used herein,
"SUBSTITUTED COLLATERAL" means any of the following: (a) a letter of credit, issued to the Secured Parties by a bank or other financial institution reasonably acceptable to the Secured Parties and in an amount (net of the amount of any Liens thereon securing obligations to any Persons other than the Secured
Parties) not less than the outstanding principal amount of the Promissory Notes;
(b) a certificate of deposit, issued by a bank or other financial institution reasonably acceptable to the Secured Parties in an amount (net of the amount of any Liens thereon securing obligations to any Persons other than the Secured
Parties) not less than the outstanding principal amount of the Promissory Notes;
and (c) such other property as may be selected by the Grantor with the consent of the Secured Parties, with such consent not to be unreasonably withheld or delayed. Without limiting the effect of any of the other provisions of this
Agreement, in the event the payment of or foreclosure on any Substituted
Collateral shall result in the receipt by

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the Secured Parties of an amount in excess of the aggregate outstanding amounts of the Promissory Notes, the excess thereof shall be promptly paid to the
Grantor.

          13. MISCELLANEOUS.

          (A) Termination. All duties and obligations of the Grantor hereunder, and all rights, remedies and benefits granted to the Secured Parties hereunder
(including, without limitation, the grant of any security interest in the
Collateral), shall terminate on the Termination Date, and as soon as reasonably practical following the Termination Date the Secured Parties shall take all such actions (including, without limitation, the execution, delivery and filing of appropriate UCC-3 termination statements) as the Grantor may reasonably request to evidence and confirm the termination of such duties, obligations, rights, remedies and benefits.

          (B) Waiver. Except as otherwise expressly provided herein, in the
Surety Agreement or in the Promissory Notes and except for the notices provided for herein or therein, the Grantor hereby waives (to the fullest extent permitted by law) notice of nonpayment, demand, presentment, protest or notice of protest of or with respect to the Grantor's Collateral or any of the Secured
Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof. No delay or omission of any Party in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions hereunder shall constitute a waiver thereof; and no waiver by any
Party of any default by any other Party shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Party to be charged therewith.

          (C) Expenses. Except as otherwise provided herein, each Party will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the consummation and performance of its obligations thereunder.

          (D) Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or pursuant hereto or that are given with respect to this Agreement to any Party shall be in writing and shall be given as provided in Section 11.2 of the Purchase
Agreement.

          (E) Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties, in respect of the subject matter contained herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between or among the Parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by any Party other than those set forth in this Agreement.

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          (F) Amendment and Waiver. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the Party to be charged therewith. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the Party to be charged therewith. Without limiting the generality of the foregoing, no failure to object or otherwise act, and no conduct (including, without limitation, any failure or delay in enforcing this
Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct or dealing, by any Party shall be deemed (a) to constitute a waiver by such Party of the breach or violation of this Agreement or of any provision hereof by any other Party or (b) to have caused or reflected any amendment or other modification of this Agreement or of any term or provision hereof. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional.
No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

          (G) Assignment; No Third Party Beneficiaries. This Agreement and the
rights, duties and obligations hereunder may not be assigned or delegated by any
Party without the prior written consent of the other Parties. Any purported assignment or delegation of rights, duties or obligations hereunder made by any
Party without the prior written consent of the other Parties shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the Parties and its successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and its successors and permitted assigns. Except as expressly provided for in this
Agreement, this Agreement is not intended to confer any rights or benefits on any Persons other than the Parties and their respective successors and permitted assigns.

          (H) Severability. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this
Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be invalid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable.

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          (I) Further Assurances. Each Party, upon the reasonable request of any other Party, shall, as promptly as reasonably possible, do and perform all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, evidence and reflect the transactions contemplated hereby or otherwise carry out and perform the provisions, and purpose and intent, of this Agreement. Without limiting the generality of the foregoing, the Grantor (at its sole cost and expense) will execute and deliver to the Secured Parties any writings, and do all things, reasonably requested by the Secured Parties to carry into effect the provisions and intent of this Agreement or to vest more fully in or assure to the Secured
Parties (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to the Secured Parties by this
Agreement or to comply with applicable statute or law or to facilitate the collection of the Collateral, including the furnishing, at such intervals as the
Secured Parties may reasonably establish from time to time, of reports, financial data and analyses reasonably satisfactory to the Secured Parties. A carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate authorities.

          (J) Titles and Headings; Rules of Interpretation. Titles, captions and headings of the sections and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and subsections (or other parts or subdivisions) refer to such Sections and subsections (or other parts or subdivisions) of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between and among the Parties and their respective counsels, and no Party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against any Party as the party responsible for drafting or providing such provision.

          (K) Interrelationship Between Secured Parties. The Secured Parties
agree, as between themselves, that (i) they shall rank pari passu with respect to the security interest granted hereunder, notwithstanding the order of attachment or perfection of the security interest as to either Secured Party, and that upon any foreclosure, sale or other disposition of or realization in any manner upon all or any part of the Collateral, after deducting all expenses of enforcement, including without limitation attorneys' fees, each Secured Party shall be entitled to share in the resulting proceeds of such foreclosure, sale, other disposition of or other realization upon the Collateral pro rata in that proportion which the outstanding principal amount of the Secured Obligations to such Secured Party bears to the aggregate outstanding principal amount of the
Secured

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Obligations to both Secured Parties, taken as a whole, and (ii) any Collateral delivered to a Secured Party shall be held by such Secured Party as agent for both itself and the other Secured Party. Grantor shall not be deemed to be bound by this subsection (K).

          (L) Miscellaneous Provisions. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in Article 11 of the Purchase Agreement.

          (M) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the Parties, intending to be bound hereby, has executed this Agreement or caused this Agreement to be executed and delivered on its behalf by an officer or other representative thereunto duly authorized, all as of the date first above written.

OPTION TECHNOLOGIES
INTERACTIVE LLC

By:
    ---------------------------------
Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer

FLEXNER WHEATLEY & ASSOCIATES           MEETINGNET INTERACTIVE, INC.

By:                                     By:
    ---------------------------------       ------------------------------------
Name: William A. Flexner                Name: Ray Franklin
Title: President                        Title: President

By:                                     By:
    ---------------------------------       ------------------------------------
Name: Kimbal L. Wheatley                Name: Mark Fite
Title: Chief Financial Officer          Title: Chief Financial Officer

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